UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K/A
(Amendment No. 1)

Current Report
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 3, 2017

CSS Industries, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-2661	13-1920657
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

450 Plymouth Road, Suite 300, Plymouth Meeting, PA	19462
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(610) 729-3959

Not Applicable
(Former name or former address, if changed since last report)

☐	Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Explanatory Note
On November 9, 2017, CSS Industries, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original Form 8-K”) disclosing that the Company consummated its acquisition of the Simplicity Creative Group business ("Simplicity"), which consists of the manufacture, marketing and sale of sewing patterns, sewing tools, needlecraft products, quilting tools, knitting tools, tapes, trim and ribbon, tools for crocheting, kits and educational programs relating to the aforementioned items, paint by number kits, stamp and ink kits, craft beads and bead kits, tie backs, tassels, fringe and cord used in the home decorating markets, wedding and baby products and myriad other arts and crafts projects, pursuant to an asset and securities purchase agreement dated as of November 3, 2017. This amendment to the Original Form 8-K is being filed for the purpose of satisfying the Company’s obligation to file the financial statements and pro forma financial statements required by Item 9.01 of Form 8-K, and this amendment should be read in conjunction with the Original Form 8-K.

The Company notes that, as memorialized in a letter to the Company dated September 19, 2017, the staff of the Securities and Exchange Commission provided its permission for the Company to substitute for the full financial statements of Simplicity, in satisfaction of the requirements of Rule 3-05 of Regulation S-X, audited abbreviated statements of assets acquired and liabilities assumed and of revenues and direct expenses of Simplicity. Such abbreviated financial statements are filed herewith as Exhibit 99.1.
Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

The audited combined abbreviated statement of assets acquired and liabilities assumed of The Simplicity Business of Wilton Brands LLC as of September 30, 2017 and the related combined abbreviated statement of revenues and direct expenses for the nine months ended September 30, 2017, and the related independent auditors’ report of PricewaterhouseCoopers LLP are filed as Exhibit 99.1 to this report and incorporated herein by reference.

(b)	Pro Forma Financial Information.

The unaudited pro forma combined statement of operations for the year ended March 31, 2017 and the six months ended September 30, 2017, unaudited pro forma condensed combined balance sheet as of September 30, 2017, and the notes related thereto, are filed as Exhibit 99.2 to this report and incorporated herein by reference.

(d)	Exhibits.
	Exhibit 23.1	Consent of PricewaterhouseCoopers LLP
	Exhibit 99.1	Audited Combined Abbreviated Financial Statements of The Simplicity Business of Wilton Brands LCC
	Exhibit 99.2	Unaudited Pro Forma Condensed Combined Financial Information

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CSS Industries, Inc.
(Registrant)

		By:	/s/ John M. Roselli
John M. Roselli
Executive Vice President - Finance and Chief
Financial Officer

Date:	January 17, 2018